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                      NEW ENGLAND LIFE INSURANCE COMPANY
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (617) 578-2000

                        ZENITH EXECUTIVE ADVANTAGE PLUS

                       Supplement dated December 4, 1998
                                      to
                        Prospectus dated August 3, 1998




     The following special feature applies to Policies issued in Indiana. The Maturity Date of a Policy issued in Indiana is the Policy anniversary when the insured is age 100. The Policy's net cash value is payable on the Maturity Date if the insured is still living and the Policy is in force.